UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 11, 2010

WINNER MEDICAL GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-16547	33-0215298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
People’s Republic of China
(Address of principal executive offices, including zip code)

+86 (755) 2813-8888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Other Events.

On May 11, 2010, Winner Medical Group Inc. issued a press release announcing its results for the second quarter of 2010.  The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information in this Current Report included in this Item 2.02, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

Exhibit 99.1	Press release, dated May 11, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 11, 2010

WINNER MEDICAL GROUP INC.

By:	/s/ Jianquan Li
Name:	Jianquan Li
Title:	Chairman & Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press release, dated May 11, 2010